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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 3, 2006
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                The National Collegiate Student Loan Trust 2006-1
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  333-128413-01              06-6550395
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(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)         Identification No.)


         800 Boylston Street, 34th Floor, Boston, MA         02199-8157
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           (Address of Principal Executive Offices)          (Zip Code)

        Registrant's telephone number, including area code (800) 895-4283
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

The consolidated financial statements of The Education Resources Institute, Inc. ("TERI") as of and for the years ended June 30, 2003, June 30, 2004 and June 30, 2005, prepared in accordance with accounting principles generally accepted in the United States of America, included in the prospectus supplement have been incorporated herein in reliance on the reports of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of that firm as an expert in accounting and auditing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.    Description
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   23.1        Consent of PricewaterhouseCoopers LLP, Independent Registered
               Public Accounting Firm of TERI.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2006


                                 THE NATIONAL COLLEGIATE STUDENT LOAN
                                 TRUST 2006-1

                                 BY: GATE HOLDINGS, INC., OWNER

                                 By: /s/ John A. Hupalo
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                                 Name:  John A. Hupalo
                                 Title: Vice President